EXHIBIT 10.(p)

                                                                          6006

                                 LEASE AGREEMENT

Visual Data Corporation    1600 S. Dixie Highway, Suite 3A, Boca Raton, FL 33432

Computer Video & Graphics  6157 NW 167th Street, #F14, Miami, FL 33015

             SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF

Same as Above                              Palm Beach

      36       Payments of $1983.43             $119.01      $2,102.44       36

Advance Payment of $ N/A which equlas the first and last N/A payment(s) and a $
445.00 documentation fee MUST ACCOMPANY LEASE.

                      EQUIPMENT LEASE TERMS AND CONDITIONS

         1. LEASE AND PAYMENTS. LESSOR hereby leases to LESSEE and LESSEE hereby leases from Lessor, the Equipment pursuant to the terms and conditions of this Lease which include those on the reverse side hereof. LESSEE agrees to make all of the payments ("Monthly Lease Payment(s)") as set forth above at the LESSOR'S address shown above or such other addresses as LESSOR may direct on or before each monthly due date and shall commence with acceptance of the Equipment and continuing on such date of each month thereafter for the entire Lease term, including any extended or renewal term. Said Lease term shall be automatically extended at the Monthly Lease Payment in effect at the end of said term unless and until terminated by either party hereto giving the other not less than ninety (90) days prior written notice. ALL RENTS SHALL BE PAID WITHOUT NOTICE OR DEMAND AND WITHOUT ABATEMENT, DEDUCTION, SET-OFF OF ANY AMOUNT WHATSOEVER. Each such Monthly Lease Payment is due and payable whether or not LESSEE is invoiced or supplied with a payment coupon book. Without LESSOR prior written consent, any Monthly Lease Payment of a sum less than due shall not constitute a lease or accord and satisfaction of what is due (or to become due) regardless of any endorsement restriction. If either party declines to execute this Lease, LESSOR may retain any LESSEE moneys to include, but not limited to, Security Deposit(s), Monthly Lease Payments, Taxes, Documentation/Filing and commitment fees.

         2. SELECTION OF EQUIPMENT, LESSEE acknowledges the selection by it of both the Equipment and supplier thereof and has requested LESSOR to purchase the Equipment for Lease and shipment to LESSEE. Upon receipt thereof LESSEE shall execute LESSOR's certificate of delivery and acceptance. In the event that LESSEE has not executed and delivered to LESSOR such certificate of delivery and acceptance within ten (10) business days after receipt of the Equipment, it shall be conclusively presumed, as between LESSOR and LESSEE, that the Equipment is acknowledged to be in good working order and condition and the LESSEE has accepted and is satisfied with the Equipment for all of the intended uses and purposes and LESSEE shall be required to commence Monthly Lease Payments due on the tenth business day after LESSEE's receipt of the Equipment.

LESSEE AGREES AND ACKNOWLEDGES THAT IS THE INTENT OF BOTH PARTIES TO THIS AGREEMENT THAT THIS LEASE QUALIFY AS STATUTORY FINANCE LEASE UNDER ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE. LESSEE REPRESENTS AND ACKNOWLEDGES THAT THE LESSOR HAS NOT SELECTED, MANUFACTURED OR SUPPLIED THE EQUIPMENT AND LESSOR HAS ACQUIRED THE EQUIPMENT OR THE RIGHT TO POSSESSION AND USE OF THE EQUIPMENT SPECIFICALLY FOR LEASE TO LESSEE AT LESSEE'S REQUEST AND DIRECTION IN CONNECTION WITH THIS LEASE. LESSEE, IN LESSEE'S SOLE DISCRETION, SELECTED THE EQUIPMENT AND SUPPLIER AND ONLY LESSEE WILL ACCEPT DELIVERY OF, INSPECT, USE AND MAINTAIN THE EQUIPMENT, LESSEE IS ALSO ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT AND THAT IT SHOULD CONTACT THE SUPPLIER FOR THE DESCRIPTION OF ANY SUCH RIGHTS. The Lease, including the provisions on the reverse, contains the entire agreement between the LESSOR and LESSEE and may not be amended, modified, terminated or otherwise changed, except by prior agreement in writing signed by an executive officer of the LESSOR. Notwithstanding the foregoing, LESSEE hereby authorizes the LESSOR without further notice, to complete the description of the Equipment to be leased and the quantity thereof, to insert the serial numbers or other identification data for the Equipment when determined, to fill any blank spaces of this Lease and to date this Lease.

         3. TAXES, FEES and ASSESSMENTS. LESSEE shall promptly pay when due all licensing, filing and registration fees and all sales, use, personal property, income or any other taxes (other than LESSOR'S income taxes) which may be levied by any taxing authority with respect to the Equipment or the Monthly Lease Payments or other payments due hereunder whether now or hereafter required (including, but not limited to, increase in the rate of such taxes and any penalties, fines, fees or interest imposed in connection therewith). LESSEE agrees to file, in behalf of LESSOR, all required tax returns and reports concerning the Equipment with all appropriate governmental agencies, and within not more than forty-five (45) days after the due date of such filing to send LESSOR confirmation, in form satisfactory to LESSOR, of such filing. LESSEE further agrees to pay LESSOR a $179.01 documentation fee to cover the expense of originating this Lease.

         4. TITLE; FILINGS. Title to the Equipment shall at all times remain with the LESSOR and LESSEE shall at no time make any assertion to the contrary and shall keep the Equipment free and clear of all encumbrances, liens, or levies of any kind or nature and shall defend LESSOR'S title at LESSEE'S expense. LESSEE shall immediately give LESSOR notice in writing of the pendency of any claim to the Equipment adverse to LESSOR'S ownership. LESSEE grants to LESSOR or its agents or assigns a limited power of attorney to execute in LESSEE'S name and file any financing statement or other document reflecting the existence of the Lease and agrees to pay LESSOR $35.00 as LESSOR'S expense in effecting any such filing. LESSEE shall cause to be placed on each piece of Equipment identification noting LESSOR'S ownership. LESSEE warrants that the Equipment will at all times remain personal property, regardless of h ow it may be affixed to any real property, LESSEE agrees to hold LESSOR harmless and indemnify LESSOR with regard to any and all claims, actions, damages, costs and attorney's fees asserted by any landlord or mortgagee against LESSOR or the Equipment herein.

         5. REPRESENTATIONS AND WARRANTIES OF LESSEE. LESSEE represents and warrants to LESSOR as follows: (i) the Equipment is Leased and will be used exclusively for business purposes, (ii) the financial information provided by LESSEE to LESSOR is, in all respects, true and correct, (iii) LESSEE has read, understands and freely accepts the terms of this Lease, (iv) no representation or warranty whatsoever concerning the Equipment has been made to LESSEE by LESSOR, (v) LESSEE is duly and validly established under the laws of the state in which it is organized, (vi) the person executing this Lease on behalf of LESSEE has the power, authority and legal right to execute, deliver and perform this Lease, and (vii) LESSEE is qualified to do business in each jurisdiction where the Equipment is located, (viii) LESSEE will comply with all governmental laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment.

         6. NO WARRANTIES BY LESSOR. LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE EQUIPMENT INCLUDING THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND DISCLAIMS ANY AND ALL SUCH WARRANTIES. LESSOR shall not be liable to LESSEE or any other persons to any extent whatsoever for any claim arising out of the manufacture, selection, delivery, possession, use, suitability, operation, return or condition of the Equipment (including, without limitation, latent or other defects whether or not discoverable by LESSEE.) LESSEE agrees to make such claims which may arise directly to the supplier or manufacturer of the Equipment and provided LESSEE is not in default, LESSOR grants to LESSEE the right to assert any and all warranty claims which LESSOR may otherwise have by reason of its purchase and ownership of the Equipment. THIS DISCLAIMER OF WARRANTIES IS FUNDAMENTAL TO THE NATURE OF THIS TRANSACTION, IS EXPRESSLY BARGAINED FOR AND SUCH LESSOR WOULD NOT HAVE ENTERED INTO THE LEASE WITHOUT SUCH DISCLAIMER. THE PENDENCY OF ANY CLAIM BY LESSEE ARISING IN CONNECTION WITH THE EQUIPMENT WHETHER OR NOT COVERED BY ANY

WARRANTY SHALL NOT AFFECT THE OBLIGATION OF LESSEE TO MAKE LEASE PAYMENTS.

______   INITIAL

______   INITIAL

SEE REVERSE SIDE FOR ADDITIONAL TERMS
         AND CONDITIONS

                               Visual Data Corporation
                               LESSEE

                               SIGNATURE                 DATE: 5-25-95

                               /S/ RANDY S. SELMAN
                               -----------------------------------
                               PRINT NAME AND TITLE BELOW:

                               RANDY S. SELMAN, PRESIDENT
                               -----------------------------------

                               SIGNATURE                 DATE: 5-29-95

                               -----------------------------------
                               PRINT NAME AND TITLE BELOW:

                               -----------------------------------
                               ACCEPTED BY LESSOR: COASTAL LEASING, INC.

                               BY: /S/ MELANIE M. KAELIGN, VP ADMIN.
                               -----------------------------------

                               THIS IS AN NON-CANCELABLE LEASE FOR THE TERM
                               INDICATED

         7. LOSS, THEFT, DAMAGE, DESTRUCTION. LESSEE agrees to bear the entire risk of any loss, theft, damage or destruction of the Equipment from any cause whatsoever. NOTWITHSTANDING THE COMMENCEMENT DATE OF THE TERM OF THIS LEASE WITH RESPECT TO ANY ITEM OF EQUIPMENT, LESSEE AGREES THAT ALL RISK OF LOSS OF THE EQUIPMENT SHALL BE ON LESSEE FROM AND AFTER SHIPMENT OF THE EQUIPMENT TO LESSEE BY THE SELLER THEREOF, F.O.B. seller's point of shipment. LESSEE agrees that no such loss, theft, damage or destruction, whether upon delivery or thereafter, shall relieve LESSEE of its obligation to pay rent or of any other of its obligations under the Lease. In the event the Equipment is physically damaged to a material extent by any occurrence whatsoever, LESSEE shall immediately notify LESSOR of such damage and, unless LESSOR shall determine, in its sole and absolute discretion, that the Equipment is damaged beyond repair, LESSEE at the sole and absolute option and direction of LESSOR but at LESSEE'S sole expense, shall immediately:

                  a) Replace the same with like Equipment in good condition and repair and provide LESSOR with clear title thereto; or

                  b) Pay to LESSOR the total of the following amounts:

                  i) All Monthly Lease Payments and other payments due under this Lease at the time of payment plus

                  ii) All Monthly Lease Payments and other amounts due under this Lease from date of such payment to the end of the Lease term plus LESSOR'S estimated residual value, discounted at the time of payment to present value by an annual factor of six (6%). Upon LESSOR'S receipt of such payment, LESSOR agrees that its entire interest in said item shall become the property of LESSEE and LESSEE'S insurer (as their interests appear) in its then condition. AS IS, WHERE IS, WITHOUT WARRANTY FROM LESSOR, EXPRESS OR IMPLIED WARRANTY, INCLUDING ANY IMPLIED OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         8. INSURANCE. LESSEE agrees to procure at its own expense and maintain in force until the Equipment is returned to LESSOR the following insurance with companies and in form acceptable to LESSOR:

         A policy of general liability insurance, including bodily injury and property damage, protecting the interest of LESSOR and LESSEE with such limits as LESSOR may specify, naming LESSOR as additional insured.

         A policy of all risk, physical damage insurance, including burglary and theft, covering the Equipment for not less than the grater of the replacement value or the original total cost of the Equipment, naming the LESSOR as loss payee.

         LESSEE shall furnish to LESSOR satisfactory evidence of the required insurance. The proceeds of any insurance received by LESSOR on account of any loss or casualty which has been satisfied by LESSEE shall be released to LESSEE upon appropriate proof, unless at that time the LESSEE is in default, whereupon LESSOR shall apply such insurance proceeds toward all amounts due under this lease as a result of LESSEE'S default. Such policies of insurance shall provide for at least thirty (30) days written notice of cancellation to Equipment. LESSEE assigns to LESSOR all its rights, title and interest to any insurance policies insuring the Equipment, including all rights to receive the proceeds of insurance not in excess of the unpaid obligations under the Lease plus LESSOR'S estimated residual value of the Equipment at the end of the Lease (discounted as provided in paragraph 8 and directs any insurer to pay all such proceeds directly to LESSOR and authorizes LESSOR to endorse LESSEE'S name on any draft of other instrument for such proceeds.

         9. LOCATION AND LESSORS INSPECTION. Equipment shall be delivered and thereafter kept at the location specified above, if none specified above, if none specified, at LESSEE'S address set forth above and shall not be removed therefrom without LESSOR'S prior written consent. Any and all costs incurred by LESSOR as a result of such relocation shall be borne by LESSEE. Any charges hereunder shall not abate during the period the Equipment is out of service due to any such relocation requested by LESSEE. LESSEE shall permit LESSOR on its premises to inspect the Equipment and the business records to the LESSEE relating to it during normal business hours.

         10. ADDITIONS TO AND USE OF EQUIPMENT. Without LESSOR'S prior written consent, LESSEE shall not make any alterations or additions to the Equipment which would adversely affect the Equipment's intended use or value. All additions, attachments, or replacements made to the Equipment, unless otherwise agreed to in writing by LESSOR, shall become a part of the Equipment. LESSEE, at its expense, shall maintain the Equipment in good operating order and repair in accordance with the manufacturer's recommendations. Supplies required for use of the Equipment are to be provided by LESSEE at its expense and are to meet the Equipment manufacturer's specifications.

         11. CONCLUSION OF LEASE TERM. At the conclusion of the term of this Lease, unless other selections are available under End Of Lease Option(s), LESSEE shall, at its expense, return the Equipment to LESSOR, properly packaged or crated, in good condition and repair, in working order, ordinary wear and tear permitted, at the address of LESSOR above, or such other location as LESSOR shall direct. In lieu of returning such Equipment to LESSOR, LESSEE agrees that LESSEE will, upon request of LESSOR, store such Equipment on LESSEE'S premises, at an inside location protected from the weather and elements, without charge to LESSOR for a period of 180 days following the date of expiration or termination of this Lease. During such storage period LESSEE shall not use the Equipment for any purpose. Upon expiration of such storage period LESSEE will return such Equipment to LESSOR in accordance with the proceeding provisions. If the LESSEE fails to return the Equipment to LESSOR, for any reason whatsoever, (unless LESSEE has exercised its End Of Lease Options, with all or part of the security deposit being applied thereto), LESSOR shall retain LESSEE'S Security deposit in partial consideration thereof.

         12. DEFAULT; REMEDIES. In the event LESSEE (i) fails to make any Monthly Lease Payment when due; breaches any covenant, representation or warranty contained in this Lease; (iii) makes an assignment for the benefit of creditors or a petition for relief under any bankruptcy or insolvency law is filed by or against LESSEE; (iv) is in default under any other lease, note or obligation; (v) misrepresents or falsely warrants the financial information given in connection with this Lease; (vi) makes a Build Sale or change int he majority ownership interest of LESSEE; (vii) ceases to operate as a going concern, then LESSOR shall have the right, to exercise any one or more of the following cumulative remedies:

         /bullet/ without notice,the entire amount of the Monthly Lease Payments remaining and other amounts which have accrued hereunder to be paid over the balance of the Lease term, together with all other obligations as herein set forth, shall become immediately due and payable;

         /bullet/ proceed to appropriate court action or actions at law or in equity or in bankruptcy to enforce performance by LESSEE of the covenants and terms of this Lease and/or to recover damages for the breach thereof;

         /bullet/     terminate this Lease.

         /bullet/ whether or not this Lease be so terminated, and without notice to LESSEE, repossess the Equipment wherever found, with or without legal process, and for this purpose LESSOR and/or its agents may enter upon any premises under the control or jurisdiction of LESSEE or any agent of LESSEE without liability for suit, action or proceeding by LESSEE (any damages occasioned by such repossession being hereby expressly waived by LESSEE) and remove the Equipment therefrom; or

         /bullet/ at LESSOR'S sole option, LESSOR may perform for LESSEE and LESSEE will be responsible for cost of performance plus interest thereon.

Notwithstanding the fact that any or all of the Equipment is returned to or repossessed by LESSOR, LESSEE shall remain liable for the entire amount of unpaid Monthly Lease Payment(s), plus all other unpaid sums or charges that accrue prior to the date of LESSEE'S default, together with all costs and expenses incurred by LESSOR as set forth herein, including its reasonable attorneys' fees, with accelerated payments being discounted to present value as of the date of default at an annual discount rate of six percent (6%).

         If LESSEE fails to redeliver any Equipment to LESSOR or LESSOR is unable for any reason to effect repossession of any Equipment, or LESSOR in its sole discretion does not repossess any of the Equipment, then, with respect to such Equipment, LESSEE shall be liable for, in addition the entire amount of unpaid Monthly Lease Payments, LESSOR'S estimated residual value, with both the accelerated payments and residual value being discounted to present value as of the date of default at an annual factor of six percent (6%), plus all other unpaid sums of charges together with all costs and expenses incurred by, LESSOR including its reasonable attorneys' fees. LESSOR, at its option,may apply the Initial Payments against the LESSEE'S obligations under this Lease.

         Any repossession, resale or re-Lease of any Equipment by LESSOR shall not be a bar to the institution of litigation by LESSOR against LESSEE for damages for breach of this Lease, as hereinbefore provided, and the commencement of any obligation or the entry of judgment against LESSEE shall not be a bar of LESSOR'S rights to repossess any or all of the Equipment.

         To the extent permitted by applicable law, LESSEE hereby waives any rights now or hereafter conferred by stature of otherwise which may require LESSOR to sell, lease or otherwise use any Equipment in mitigation of LESSEE'S damages, as set forth in this Paragraph or which may otherwise limit or modify any of LESSOR'S rights or remedies under this Paragraph.

         In the event that any court of competent jurisdiction determines that any provision of this Lease is invalid or unenforceable in whole or in part, such determination shall not prohibit LESSOR from establishing its damages sustained as a result of any breach of this Lease in any action or proceeding in which LESSOR seeks to recover such damages or the return of the Equipment.

         All remedies of LESSOR hereunder are cumulative and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of LESSOR to exercise, and no delay in exercising any right or remedy hereunder preclude. Damages occasioned by LESSOR'S taking possession of Equipment are hereby waived by LESSEE. All legal and equitable, actions between LESSEE and LESSOR can be brought in a court of competent jurisdiction at the said election and determination of LESSOR, and LESSEE consents thereto.

         13. INDEMNITY. To the fullest extend permitted by law, LESSEE shall indemnify and hold harmless the LESSOR, its assigns, successors, agents and employees, from and against all claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting in any way from or related to the Equipment including, without limitation, the manufacture, selection, delivery, possession, use, suitability, operation,return or condition (including, without limitation, latent or other defecters whether or not discoverable by LESSOR). This indemnification shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for the LESSEE under any Workers Compensation or other employee benefit act. LESSEE'S indemnities and liabilities shall continue in full force and effect, notwithstanding the expiration, termination, or cancellation of this Lease for any reason, including without limitation, the expiration of time, operation of law, or otherwise.

         14. ASSIGNMENT. LESSEE shall not assign or hypothecate this Lease, and shall not sublet, lend or encumber any Equipment without LESSOR'S prior written consent. The Equipment shall remain personal property regardless or whether affixed to real property, and LESSEE agrees to execute and obtain the execution of all agreements and documents in recordable form by all parties having an interest in real property to which the Equipment is affixed, as LESSOR may request, to protect LESSOR'S title to the Equipment. LESSOR may assign, sell, transfer, mortgage, encumber, or otherwise dispose of this lease of the Equipment in whole or in part without notice or consent of LESSEE. In the event of any such transfer or assignment of the Lease or the Equipment, LESSEE agrees to pay to the assignee or transferee all sums and to perform all obligations under the Lease without defense, offset, or counterclaim whatsoever, including breach of warranty, and such assignee or transferee shall have all the rights and powers of LESSOR, but shall not be obligated to perform any of LESSOR's obligations under this Lease; provided that no such assignment or transfer shall deprive LESSEE of its right to use the Equipment in accordance with the terms of the Lease. If LESSEE is given notice of any such transfer or assignment, LESSEE agrees to acknowledge receipt thereof in writing and to pay directly to the transferee or assignee all rents and other sums so assigned.

         15. COLLECTION CHARGES. LESSEE AGREES THAT TIME IS OF THE ESSENCE TO THIS LEASE. Accordingly, if any part of sum is not paid when due, LESSEE agrees to pay LESSOR upon demand;

         in the event any Monthly Lease Payment is not received within ten (10) days of the due date, a later charge on the Monthly Lease Payment equal to the grater of five (5%) or $15.00; and

         other amounts allowed by law.

         16. APPLICABLE LAW; JURISDICTION AND VENUE; WAVERS. This Lease will be deemed to have been made, executed and delivered in the State of Florida and shall be governed and construed for all purposes in accordance with the laws of the State of Florida without giving effect to principals of conflicts of law. LESSEE and Guarantor waive, insofar as permitted by law, trial by jury. LESSEE and Guarantor hereby irrevocably consent that the jurisdiction and venue in any action under this lease shall occur solely in state courts encompassing Broward County, Florida LESSEE and Guarantor agree that any process served for any action or proceeding shall be valid if mailed by regular or certified mail, return receipt requested, with delivery restricted to either the addressee, its registered agent or any agent appointed in writing to accept service of process.

         17. CAPTIONS. Captions are intended for convenience or reference only, and shall not be construed to alter or vary the text.

         18. SEVERABILITY. In the event any one or more of the provisions of this Lease shall for any reason be held invalid or unenforceable, such provision shall be effective to the extent valid and enforceable, the remaining provisions of this Lease shall remain in full force and effect.

         19. ENTIRE LEASE; CHANGES. This Lease contains the entire agreement between the LESSOR and LESSEE and may not be altered, amended, modified, terminated or otherwise changed, except by a writing signed by an executive officer of LESSOR. Each of the parties hereto declare that they have participated in drafting this Lease Agreement and that, accordingly, this Lease Agreement shall not be construed more strongly against any party hereto because it drafted this Lease Agreement.

         20. FURTHER ASSURANCES.

                  /bullet/ LESSEE shall execute and deliver other necessary documents as LESSOR may reasonably require to complete this transaction.

                  /bullet/ LESSEE hereby appoints LESSOR as LESSEE'S attorney-in-fact to execute any and all documents necessary to carry out the intent of this Lease; including the loss or damages to the Equipment.


              THIS IS A NON-CANCELABLE LEASE FOR THE TERM INDICATED

                                  SCHEDULE "A"

This Schedule "A" is hereby attached to and made a part of Lease #6006 by and between Visual Data Corporation, as LESSEE and Coastal Leasing Inc. as LESSOR.

EQUIPMENT LOCATION                                EQUIPMENT SUPPLIER
------------------                                ------------------
1600 S. Dixie Highway                             Computer Video & Graphics
Suite 3A                                          6157 N.W. 167th Street, F14
Boca Raton, FL 33432                              Miami, FL 33015

EQUIPMENT DESCRIPTION:  PROFESSIONAL DESKTOP VIDEO EDITING SYSTEM
----------------------

(1) DATA TRANSLATION MEDIA 100 - CARDS, SOFTWARE, CABLES & USER MANUAL
(1) DATA TRANSLATION MEDIA 100 - WHOLE DEAL
(1) DATA TRANSLATION MEDIA 100 - ONE YEAR PLATINUM SUPPORT PLAN
(1) MEDIA 100 FX OPTION - 58 DVE & TRANSITION EFFECTS
(1) MEDIA EDL/DECK CONTROL OPTION
(1) MEDIA 100 CG TILTING OPTION
(1) MEDIA 100 - POWER OPTION
(1) MEDIA 100 - HDR OPTION
(2) APPLE 17" TRINITRON COLOR COMPUTER MONITORS
(1) SUPERMAC 24BIT ACCELERATED GRAPHICS DISPLAY CARD
(1) JEWMS/FEW HAMMER 17.4 GIGABYTE DISK ARRAY
(1) POERMAC 8100-80MB RAM/500 MB H DISK, EXT. KYB, CD-ROM
(1) MEDIA 100 COMPONENT VIDEO OPTION
(1) COSA AFTER EFFECTS 2.0 SPECIAL EFFECTS FOR DIGITAL VIDEO SOFTWARE
(1) COSA SPECIAL EFFECTS PACK #1
(1) COSA SPECIAL KEYING EFFECTS PACK #2
(1) HAMMERDAT 2 VIDEO & AUDIO BACKUP UNIT W/RETROSPECT
(1) 10 BASE T TRANSCEIVER
(1) INFINI-D MODELING, RENDERING & ANNAMATION SOFTWARE
(1) DEBABALIZER FILE CONVERSION UTILITY
(1) PAINTER 3.0 PAINT BOX SOFTWARE & WACOOM DIGITIZING TABLET & CORDLESS PEN
(1) POWERMAC 7100 W/16 MB RAM/700 MB HDISK, EXT. KBD, CD-ROM
(1) SUPERMAC 24BIT ACCELERATED GRAPHICS DISPLAY CARD
(1) APPLE 20" TRINITRON COLOR COMPUTER MONITOR
(1) 10 BASE T TRANSCEIVER

LESSOR:  COASTAL LEASING, INC.               LESSEE:  VISUAL DATA CORPORATION


BY: /S/ MELANIE M. KAELIGN                   BY: /S/ RANDY S. SELMAN
   ------------------------                      ---------------------------

Title: VP ADMIN.                             Title:   PRESIDENT
       --------------------                        ------------------------

Dated:  MAY 29 1995                          Dated:    5-25-95
       --------------------                          ------------------

                          AMENDMENT TO LEASE AGREEMENT

         This amendment made and entered into by and between Coastal Leasing, Inc., a Florida corporation hereafter referred to as LESSOR and Visual Data Corporation, hereafter referred to as LESSEE, having its principal place of business at 1600 S. Dixie Hwy., Suite 3A, Boca Raton, FL 33432.

         WHEREAS, LESSEE has leased from LESSOR certain equipment as so described in the lease agreement between the parties dated 5-25-95 , lease #6006.

         NOW, THEREFORE, IT IS AGREED:

         (1)      LESSOR and LESSEE amend the Lease Agreement, Lease #6006,
dated   5-25-95  , 1995 as follows:

LESSEE will provide LESSOR with 15,000 $.25 Warrants.

LESSEE must maintain a current ratio above 1.25:1 each year for as long as the lease remains in effect.

LESSEE must maintain a minimum tangible net worth of $100,000.00 for as long as the lease remains in effect.

LESSEE must provide to LESSOR monthly financial statements each month for as long as the lease remains in effect.

Should the LESSEE fails to comply with the above Lease covenants, the lease will be considered in default with a 15 day cure period then with such remedies as detailed under paragraph 12 of Lease Agreement, Lease #6006.

         (2) No modification of this amendment shall be binding upon the parties or either of them unless such modification shall be in writing and executed by the parties hereto, with the lease agreement and this amendment governed by and construed in accordance with the laws of the State of Florida and binding upon the parties, there successors, legal representatives and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this document to be signed and sealed by their duly authorized officers and representatives.

LESSOR:  Coastal Leasing, Inc.               LESSEE:  Visual Data Corporation


By: /S/ MELANIE M. KAELIGN                   By: /S/ RANDY S. SELMAN
    ---------------------------                  ------------------------
     (Authorized Signature)                      (Authorized Signature)

Title: VP ADMIN                              Title:     PRESIDENT
      -------------------------                    ----------------------

Dated:    MAY 29, 1995                       Dated:       5-25-95
        ---------------                                 --------------